UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 31, 2006
DIRT MOTOR SPORTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18045 (Commission File Number)	84-0953839 (IRS Employer Identification No.)
3600 W. Main, Suite 150
Norman, Oklahoma 73072
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (887) 5-RACING
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On October 31, 2006, Lyle Miller resigned from the Board of Directors, and as the Chairman of the Compensation Committee of the Board of Directors, of Dirt Motor Sports, Inc. Mr. Miller did not express any disagreements with the Company.

SIGNATURES
     Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: October 31, 2006	DIRT MOTOR SPORTS, INC.
	By:	/s/ Brian Carter
		Name:	Brian Carter
		Title:	Executive Vice President and CFO